SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Next, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37421

DEAR STOCKHOLDERS:

On behalf of the Board of Directors and Management of Next, Inc. (the “Company”), I cordially invite you to the Annual Meeting of Stockholders to be held on March 20, 2008, at 10:30 a.m., at the Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421.

At the Annual Meeting, the stockholders will consider and vote upon the election of directors and the ratification of the appointment of the Company’s independent auditors.

The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

A proxy card is enclosed, and you are urged to complete, sign and return it as soon as possible in the enclosed, postage-prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of the Company prior to or at the time of the Annual Meeting.

Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

Sincerely,

/s/ Ronald J. Metz

Ronald J. Metz

Chairman of the Board of Directors

February 15, 2008

NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 20, 2008

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Next, Inc., a Delaware corporation (the “Company”), will be held at the Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421, on March 20, 2008, beginning at 10:30 a.m. local time, for the following purposes:

1.

Election of Directors. To elect five (5) individuals to the Board of Directors.

2.

Ratification of Appointment of Independent Auditors. To ratify the appointment of Joseph Decosimo and Company, PLLC as the Company’s independent auditors for the fiscal years ended November 30, 2007 and November 28, 2008.

3.

Other Business. To transact such other or further business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

Only stockholders of record at the close of business on February 1, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David O. Cole

Chattanooga, Tennessee

David O. Cole

February 15, 2008

Secretary

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

NEXT, INC.

TO BE HELD ON

MARCH 20, 2008

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders (the “Stockholders”) of Next, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from holders of the outstanding shares of the common stock, $0.001 par value per share, of the Company (the “Common Stock”) for use at the Annual Meeting of Stockholders to be held at the Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421, on Thursday, March 20, 2008, at 10:30 a.m. local time and at any adjournment or postponement thereof (the “Annual Meeting”).

The Board has fixed the close of business on February 1, 2008 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of the Common Stock entitles the holder thereof on the record date to one vote. As of February 1, 2008, there were issued and outstanding 21,830,055 shares of Common Stock.

Proxies for the Annual Meeting are hereby being solicited on behalf of the Company. In connection with the solicitation of proxies, the Board has designated Robert M. Budd as its proxy. Shares represented by all properly executed proxy cards received in time for the meeting (the “Proxy Shares”) will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, the Proxy Shares will be voted (a) “FOR” the election of the five (5) persons specified as nominees for directors of the Company; (b) “FOR” the ratification of the appointment of Joseph Decosimo and Company, PLLC as the Company’s independent auditors for the fiscal years ended November 30, 2007 and November 28, 2008 (referred to herein as “fiscal 2007” and “fiscal 2008”, respectively); and (c) in the best judgment of the person named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the Proxy Shares will be voted for the election, in his or her stead, of such other person as the Board may recommend.

You may revoke the proxy, at any time prior to the exercise of the authority granted thereby, by providing written notice to the Secretary of the Company, by delivering a later dated proxy or by attending the Annual Meeting and electing to vote in person.

This Proxy Statement is dated February 15, 2008 and it and the accompanying notice and form of proxy are first being mailed to the Stockholders on or about February 15, 2008. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company.

The presence in person or by proxy of the holders of a majority of the shares of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. The election inspector will treat Proxy Shares that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but abstentions will not be counted as votes for or against any proposal. In those instances where shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes. Broker non-votes will not be counted as votes for or against any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Set forth below is information, as of February 1, 2008 (unless otherwise noted), with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director and nominee of the Company, (c) the named executive officers (as such term is defined under Item 402(a)(3) of Regulation S-K, referred to herein as “named executive officers”) for fiscal 2007, and (d) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock (except to the extent that authority is shared by spouses under applicable law).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)	Percent of Outstanding Common Stock (b)

Greater than 5% Beneficial Owners

The William B. III & Cindy S. Hensley Family Limited Partnership (c) P. O. Box 684 Wabash, Indiana 46992	1,620,000	6.7%

Directors (including Named Executive Officers)

Ronald J. Metz	210,000	*

Salvatore Geraci	90,000	*

Robert M. Budd	142,500	*

Dan F. Cooke 6430 Cobble Lane Harrison, Tennessee 37341	3,875,500	16.1%

Charles W. Reed P. O. Box 211 Wabash, Indiana 46992	3,738,413	15.5%

Other Named Executive Officers

David O. Cole	87,600	*

David C. Gleason	120,000	*

Ross Litz	46,500	*

Joseph Ferragina	—	*

Charles L. Thompson (d)	1,012,500	4.2%

All directors and executive officers as a group (10) persons	8,421,213	34.9%

___________________

 *

Signifies less than one percent.

(a)

Amounts include the following numbers of shares of Common Stock subject to purchase pursuant to options or warrants that are exercisable or will become exercisable within 60 days of February 1, 2008: Mr. Metz—165,000 shares, Mr. Geraci—90,000 shares, Mr. Budd—100,000 shares, Mr. Cooke—287,500 shares, Mr. Reed—1,087,500 shares; Mr. Gleason—120,000 shares, Mr. Thompson—337,500 shares, and all directors and executive officers as a group—2,187,500 shares.

(b)

For purposes of computing the percentage of outstanding shares of Common Stock owned by each beneficial owner, the shares issuable pursuant to options or warrants held by such beneficial owner that are exercisable or will become exercisable within 60 days of February 1, 2008 are deemed to be outstanding. Such shares are not deemed to be outstanding for purposes of computing the percentage owned by any other person.

(c)

The William B. III and Cindy S. Hensley Family Limited Partnership is controlled by the Estate of William B. Hensley III.

(d)

In connection with his retirement, Mr. Thompson resigned his positions as Executive Vice President and Chief Financial Officer of the Company effective March 15, 2007 and entered into an agreement relating to his employment with the Company in a more limited capacity.

PROPOSALS

I.

ELECTION OF DIRECTORS

The Board has nominated Robert M. Budd, Salvatore Geraci, Ronald J. Metz, Charles W. Reed, and Dan F. Cooke to stand for election as directors at the Annual Meeting. Should any nominee become unable to serve for any reason, or choose not to serve, the Board may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

Information About Nominees and Continuing Directors

Set forth below with respect to the directors and nominees for director of the Company is information regarding their business experience during the past five years and other information.

Name	Age	Principal Occupation
Ronald J. Metz	49

Mr. Metz has been a director of the Company since February 2002 and Chairman of the Board since November 2003. Since 1987, Mr. Metz has been a senior partner with the accounting firm of Bucheri McCarty & Metz LLP.

Robert M. Budd	51

Mr. Budd has served as the Company’s President and Chief Executive Officer since November 2005, and he has been a director of the Company since October 2006. Prior to joining the Company, he spent six years as founding partner of TBA Management Services, a consulting firm specializing in management advisory services. While with TBA, he worked with both public and private companies, fulfilling the roles of both chief executive officer and chief operating officer.

Salvatore Geraci	61

Mr. Geraci has been a director of the Company since February 2002. Since 1997, Mr. Geraci has been a principal of Evergreen Management, Inc., a provider of tax, estate, retirement and investment planning. Mr. Geraci also serves as an adjunct professor of accounting and finance at the University of Tennessee at Chattanooga.

Dan F. Cooke	59

Mr. Cooke served as the Chairman of the Board of the Company between February 2002 and November 2003, and he has served as a director of the Company since November 2005. Since 1989 and 1997, respectively, Mr. Cooke has served as a principal of Blue Sky Graphics, Inc. and Next Marketing, Inc., subsidiaries of the Company. Since January 2004, he has served as a management consultant to the Company.

Charles W. Reed	61

Mr. Reed has a diverse background including experience with management, turnarounds, marketing, customer relationships, and manufacturing distribution. From 1994 to 2006, he worked in various positions, including president, chief operating officer, chief executive officer and director, at Escalade, Inc., a manufacturer and distributor of sporting goods and office/graphic arts products. He was appointed to serve as a director of the Company in November 2007.

Voting for Directors

Directors will be elected by a plurality of the votes cast at the Annual Meeting, at which a quorum is present. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY.

II.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Joseph Decosimo and Company, PLLC (“Decosimo”) to serve as the independent certified public auditors for the Company and its subsidiaries for fiscal 2007 and 2008. Decosimo has served as the Company’s independent auditors since November 2005. Decosimo has advised the Company that neither Decosimo nor any of its partners has any direct or material interest in the Company or its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries.

The Company is asking stockholders to ratify the Audit Committee’s selection in fiscal 2007 and for 2008. In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other auditors for the subsequent year. A representative of Decosimo is expected to be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of Decosimo if the representative so desires. The representative will also be available to respond to appropriate questions from stockholders.

Required Affirmative Vote

The affirmative vote by holders of a majority of the shares of Common Stock represented at the Annual Meeting, at which a quorum is present, is required to ratify the appointment of Decosimo as the Company’s independent auditors for fiscal 2007 and 2008. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF JOSEPH DECOSIMO AND COMPANY, PLLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2007 AND 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Company’s compensation program is designed to attract and retain capable and qualified executive management, while keeping in mind our goals of profitability and shareholder value as described below.

•

Profitability. While the appropriate compensation of the Company’s executives is key to retaining the best management team possible, the program also keeps in mind the Company’s overall financial well-being. As a small company, fixed expenses such as salary must be monitored and reviewed on a regular basis for appropriateness.

•

Shareholder Value. The Company also seeks to maintain a management team that can increase shareholder value by implementing growth and production initiatives. The Company can only benefit from the right people in the right places, and management constantly strives to align the appropriate position with the best qualified individuals and adjust their compensation accordingly.

The following analysis details the compensation program and should be read in conjunction with the information appearing in tabular disclosures below.

Executive Compensation Program Administration

Pursuant to the terms of its charter, the Compensation Committee is responsible for the review and approval of all aspects of the Company’s executive compensation program regarding the compensation of the Company’s executive officers, including the chief executive officer. Specifically, the Compensation Committee is charged with making decisions or recommendations with respect to all forms and types of compensation payable to the Company’s executive officers.

Our management plays a significant role in assisting the Compensation Committee in its oversight of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance, establishing individual performance targets and objectives, recommending salary levels and option grants, and providing financial data on company performance, calculations and reports on achievement of performance objectives, and other information requested by the Compensation Committee. Our Chief Executive Officer works with the Compensation Committee in making recommendations regarding our overall compensation policies and plans as well as specific compensation levels for our executive officers and other key employees, other than the Chief Executive Officer. The Compensation Committee makes all decisions regarding the compensation of the Chief Executive Officer without the Chief Executive Officer or any other member of management present

Components of Executive Compensation

For executive officers, the primary components of total compensation include base salary and commissions, stock options, discretionary bonuses, severance agreements and perquisites and other personal benefits.

Base salary and commissions. A base salary is established for each of our executive officers based on their experience and position in the Company. Factors reviewed in determining base salary include responsibilities, past performance, market averages, cost of living data, and the relation to the various other officers’ salaries. In addition, certain members of management who participate directly in the sales function receive commissions based upon those specific sales. Neither the Company’s Chief Executive Officer nor Chief Financial Officer receive any commissions. The percentages applicable to a customer vary and are specific to each customer and based on factors such as volume and frequency of sales.

Stock options. In prior years, stock options were granted to executive officers either as part of their initial employment package or as part of an issuance provided to all employees. More recently, including in fiscal 2007, the Company has not granted stock options to its named executive officers, but may elect to do so again in the future.

Discretionary bonuses. The Compensation Committee, in its discretion, may award cash bonuses to named executive officers. Discretionary bonuses allow the Company to recognize extraordinary individual performance by executive officers and to have the flexibility to maintain competitive compensation when needed. Criteria based on net sales, profits, or other programs may be established for individual named executive officers separately and set forth in agreements with those individuals. No discretionary bonuses were awarded for fiscal 2007.

Severance agreements. In some cases, depending on the circumstances surrounding the termination or resignation of a member of executive management, a severance agreement may be put in place to delineate additional payments or benefits after the departure of that member. This compensation would be designed to cover that individual for future assistance as may be required by the Company in various matters.

Perquisites and other personal benefits. Travel and other ordinary business expenses paid by management on behalf of the Company are reimbursed. Automobile allowances are also provided to defray daily and customary travel costs, and health insurance is reimbursed for certain members of management, as the Company does not currently have an employee health plan in place. During fiscal 2007, the aggregate amount of perquisites and other personal benefits provided to each named executive officer was less than $10,000 and, thus, has been omitted from the Fiscal 2007 Summary Compensation Table in this proxy statement.

Fiscal 2007 Summary Compensation Table

The narrative, table and footnotes below describe the total compensation paid or accrued for fiscal 2007 to the named executive officers, who are Robert M. Budd (the Company’s principal executive officer), David O. Cole (the Company’s current principal financial officer beginning on March 15, 2007), Charles L. Thompson (the Company’s former principal financial officer), and David Gleason, Ross Litz and Joseph Ferragina, the next most highly compensated individuals who was serving as executive officers of the Company on November 30, 2007, the last day of the Company’s fiscal year. For detailed information on the role of each component within the total compensation package, see the description under the heading “Compensation Discussion and Analysis” in this proxy statement.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)	Total ($)
Robert Budd President and Chief Executive Officer	2007	150,000	9,000 (1)	159,000
Charles L. Thompson Former EVP and Chief Financial Officer (2)	2007	29,172 (2)	39,743 (2)	68,915
David O. Cole Chief Financial Officer	2007	93,421	8,500 (1)	101,921
David Gleason VP Sourcing and Operations	2007	106,463 (3)	13,200 (4)	119,663
Ross Litz VP Sales & Merchandising	2007	185,795 (5)	8,400 (1)	194,195
Joseph Ferragina EVP Sales & Marketing	2007	185,795 (5)	8,400 (1)	194,195

_______________________________

(1)

Reflects the payment of an allowance for automobile usage.

(2)

Mr. Thompson resigned as an executive officer of the Company effective March 15, 2007 and, in connection therewith, entered into an employment agreement with the Company, pursuant to which he is entitled to the payment of $50,000 per year for a two-year period following the date of the agreement. Accordingly, the amount set forth in the “salary” column reflects base salary earned by or paid to Mr. Thompson as of the effective date of his resignation as an executive officer of the Company. The amount set forth in the “all other compensation” column reflects (i) the salary paid to Mr. Thompson, or $35,411, under the terms of the employment agreement during fiscal 2007, and (ii) the aggregate payments during fiscal 2007 of allowances for automobile usage and for health insurance premiums, or $4,332, prior to the effective date of the employment agreement.

(3)

Includes payments of base salary in the aggregate amount of $102,212 and sales commissions in the aggregate amount of $4,251.

(4)

Reflects aggregate payments of allowances for automobile usage and for health insurance premiums.

(5)

Includes payments of base salary in the aggregate amount of $112,500 and sales commissions in the aggregate amount of $73,295.

Employment Agreements

On May 1, 2006, the Company entered into employment agreements with Messrs. Ferragina and Litz. The employment agreements are intended to secure the long-term commitments of these executives to remain in the Company’s employ and impose restrictions on competitive actions should they leave the Company for any reason. The employment agreements have a three-year term, subject to earlier termination in the event of death, disability or termination for cause either by the Company or by the executive. Each employment agreement provides for a base salary of $112,500 per annum, eligibility to participate in all Company benefit plans or programs established for other executive officers, including incentive compensation plans and arrangements, reimbursement of reasonable and necessary out-of-pocket expenses, an automobile allowance of $700 per month and certain sales commissions (based on sales to certain customers that were established prior to the date of the employment agreement). Under the agreements, the executives are each subject to confidentiality, noncompetition and non-solicitation restrictions during the term of their agreement and for a six-month period thereafter. Each employment agreement also provides for binding arbitration in Hamilton County, Tennessee, to resolve all disputes regarding violations of the agreement.

In connection with Mr. Thompson’s retirement and resignation as an executive officer in March 2007, the Company entered into an agreement with him for continued employment in a more limited capacity, pursuant to which he is entitled to the payment of $50,000 per year for a two-year period following the date of the agreement. Under the terms of the agreement, the annual compensation is payable in accordance with Company’s payroll practices, less all applicable tax withholdings for state and federal income taxes, FICA and other deductions required by law and/or authorized by Mr. Thompson, on or before the last business day of each month during the term of the agreement. In addition, the Company must reimburse Mr. Thompson for all reasonable costs and expenses that he incurs in performing his obligations under the agreement. No other amounts, including any bonus, benefits, commissions or other pay, are payable to Mr. Thompson during the term of the agreement. The agreement provides that Mr. Thompson may not disclose or use confidential information or trade secrets of the Company during the term of the agreement and, with respect to confidential information not constituting trade secrets, for a period of five years thereafter or with for so long as a trade secret continues to constitute a trade secret.

Grants of Plan-Based Awards In Fiscal Year 2007

No plan-based awards were granted to the named executive officers during fiscal 2007.

Outstanding Equity Awards at Fiscal Year-End Table

The table below provides information on the named executive officers’ outstanding equity awards as of November 30, 2007. The equity awards in the table consist of options which are reported in the “Option Awards” columns. Each grant of options is shown separately for each named executive officer. The vesting schedule for each award of options is shown in the footnotes following this table based on the option grant date.

Option Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
		Exercisable	Unexercisable

Robert M. Budd President and Chief Executive Officer	11/30/2005	287,500	––	0.85	11/30/2015

David O. Cole Chief Financial Officer	––	––	––	––	––

Charles L. Thompson Former Chief Financial Officer	12/17/2004 11/30/2005	50,000 287,500	–– ––	1.50 0.85	11/30/2010 11/30/2015

David Gleason VP, Sourcing and Operations	12/19/2001 06/20/2003 12/17/2004	50,000 50,000 20,000	–– –– ––	0.025 1.01 1.50	12/18/2008 06/19/2010 11/30/2010

Ross Litz VP, Sales and Merchandising	––	––	––	––	––

Joseph Ferragina EVP, Sales and Merchandising	––	––	––	––	––

__________

(1)

Each option grant vests over two years from the grant date in equal yearly installments. All previously unvested options were vested by the Board of Directors at November 30, 2005.

Option Exercises and Stock Vested In Fiscal Year 2007

During fiscal 2007, none of the named executive officers exercised stock options. Accordingly, no shares of Common Stock were acquired upon the exercise of stock options. Similarly, there were no stock awards that vested during 2007.

Pension Benefits; Defined Benefit and Deferred Compensation Plans

The Company does not provide a pension plan for the named executive officers, nor does it maintain any defined benefit or deferred compensation plans.

Potential Payments Upon Termination or Change In Control

The discussion below reflects the estimated amount of additional compensation and benefits that would be paid or accrue to certain of the Company’s named executive officers in the event of specified hypothetical termination scenarios, assuming that the triggering event for each such scenario occurred on November 30, 2007, the last business day of fiscal 2007. The Company is not contractually obligated to make payments to any of the named executive officers in the event of a change in control of the Company.

Employment Agreements with Messrs. Ferragina and Litz

Pursuant to the terms of their respective employment agreements, which are discussed in further detail in the section entitled “Employment Agreements” in this proxy statement, each of Messrs. Ferragina and Litz is entitled to specified benefits in the event that his employment with the Company terminates due to death, disability or for cause by such executive. In the event of (i) the executive’s death or “disability” (defined as a mental or physical disability that causes the executive to fail to perform his normal services for the Company for a period of six consecutive months during any consecutive 12 month period, as determined by an independent medical doctor) or (ii) termination by the executive due to an uncured default by the Company under the employment agreement, relocation of the executive to a state other than the one in which he was located on the date of the agreement or a material decrease in the executive’s compensation and benefits without the executive’s prior written consent, in either case prior to May 1, 2008, then the executive would be entitled all compensation and benefits (but not bonuses) payable under the terms of the agreement for a period of six months following the effective date of termination. Accordingly, in the event any such termination occurred on November 30, 2007, each executive would be entitled to receive payment by the Company in the aggregate amount of $60,450, which is comprised of six months payment of base salary, or $56,250, and the automobile allowance, or $4,200.

Employment Agreement with Mr. Thompson

As discussed in the section entitled “Employment Agreements” in this proxy statement, Mr. Thompson entered the employment agreement in connection with his retirement and resignation as an executive officer of the Company. Under the terms of the agreement, Mr. Thompson is entitled to the payment of $50,000 per year (payable on a monthly basis) for a two-year period following the date of the agreement, less all applicable tax withholdings for state and federal income taxes, FICA and other deductions required by law and/or authorized by Mr. Thompson. Accordingly, under the terms of the agreement, the Company will pay an aggregate of $100,000 to Mr. Thompson, such payments to cease in March 2009.

Equity Compensation Plan Information

The following table provides information about the Company’s existing equity compensation plans as of November 30, 2007:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	1,359,250	$0.76	225,750

Equity compensation plans not approved by security holders	—	—	—

Total:	1,359,250	$0.76	225,750

_____________

(1)

The amounts reflect options issued pursuant to the 2001 Stock Option Plan (the “Plan”) of the Company’s predecessor. The Plan and all options granted thereunder have been assumed by the Company. Pursuant to the terms of the Plan, any previously granted options to acquire shares of common stock of the Company’s predecessor were replaced with options to acquire shares of the Company’s Common Stock.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

The Company’s business is managed by its employees under the direction and oversight of the Board of Directors. Board members are kept informed of the Company’s business through discussions with management, materials provided to them by management and their participation in Board and Board Committee meetings. The Board established an Audit Committee and a Compensation Committee in March 2003.

Board Composition and Director Independence

The Board is comprised of one employee director, Mr. Budd, and four non-employee directors, Messrs. Cooke, Reed, Geraci and Metz. Each of the non-employee directors is an “independent director,” as defined by the rules of the National Association of Securities Dealers, Inc. (“NASD”). The Board limits membership on the Audit Committee and the Compensation Committee to independent directors as defined by rules of the NASD and the Securities and Exchange Commission (“SEC”).

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.

Meetings of the Board of Directors

The Board acted by unanimous written consents ten times during fiscal 2007. Because the Board and its committees did not meet during fiscal 2007, no director attended fewer than 75% of the meetings of the Board and of any committees on which he or she served during this period. The Company has no established policy regarding Board members’ attendance at the annual meeting of stockholders. At each scheduled Board meeting, the Board meets in executive session without members of management present.

Director Nomination Procedure

The Company seeks to attract and retain highly qualified directors who are willing to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company. The Board desires to maintain flexibility in choosing appropriate Board candidates, and, therefore, has not adopted specific, minimum qualifications that must be met by a recommended nominee for a position on the Board. Board candidates are generally considered based on various criteria, including their business and professional skills and experiences, business and social perspective, personal integrity and judgment, and other factors the Board may deem relevant under the circumstances.

Given the size and composition of the Board, the Company does not have a nominating committee or a charter for such a committee. Director nominees are selected by a majority vote of the independent directors as defined by NASD rules, all of whom participate in the consideration of director nominees. The Board does not have a specific policy with regard to the consideration of director nominees submitted by a stockholder. The Board will evaluate nominees for directors submitted by a stockholder on the same basis as other nominees and does not believe a specific policy is appropriate or necessary given the size and composition of the Board and the infrequency with which director nominees have been submitted in the past.

Compensation Committee

The Compensation Committee is composed of Dan F. Cooke and Ronald J. Metz. The Compensation Committee reviews and approves the salary arrangements, including bonus and option awards and other remuneration, for all officers of the Company, including the named executive officers. The Compensation Committee also is responsible for administration of the Plan. The Board has adopted a written charter for the Compensation Committee, a copy of which is attached to this proxy statement as Exhibit A. The Compensation Committee did not meet in fiscal 2007.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal 2007 were Dan F. Cooke and Ronald J. Metz. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries at the time of such member’s service on the Compensation Committee during fiscal 2007. On November 30, 2006, the Company entered into a subordinated loan agreement with Next Investors, LLC, in which Mr. Cooke owns a 33.3% membership interest, in the original principal amount of $500,000. A detailed description of the loan transaction, including Mr. Cooke’s interest therein, is set forth in the section entitled “Certain Relationships and Related Transactions” in this proxy statement and is incorporated into this paragraph by reference. None of the executive officers of the Company during fiscal 2007 (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) served as director of another entity, one of whose executive officers served on the Compensation Committee of the Company or (iii) served as member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material”, or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2007 and in this proxy statement.

The foregoing report is submitted by the Compensation Committee, whose members are Dan F. Cooke and Ronald J. Metz.

Audit Committee

The Audit Committee is composed of Ronald J. Metz and Salvatore Geraci. The Board has determined that Mr. Geraci qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The Board has adopted a written charter for the Audit Committee, a copy of which was attached to this proxy statement as Exhibit B. In accordance with the Audit Committee Charter, the Audit Committee oversees the accounting, auditing and financial reporting processes of the Company. Prior to the release of quarterly reports in fiscal 2007, the Audit Committee or a member of the Audit Committee also reviewed and discussed the interim financial information contained therein with Decosimo, the Company’s independent auditors during fiscal 2007. The Audit Committee did not meet in fiscal 2007.

Policies and Procedures for the Approval of Related Person Transactions

The Audit Committee Charter provides that the Audit Committee must approve all transactions between the Company and related parties, as defined by applicable SEC and NASD rules and regulations. In accordance with this responsibility, the Audit Committee on a timely basis reviews and, if appropriate, approves all related party transactions. At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related party transaction, such person is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related party transaction requiring approval by the Audit Committee. If the transaction is considered to be a related party transaction, then the Audit Committee will review the transaction and, in deciding whether to approve the transaction, will consider the factors it deems appropriate under the circumstances, including:

•

the approximate dollar amount involved in the transaction, including the amount payable to the related person;

•

the nature of the interest of the related person in the transaction;

•

whether the transaction may involve a conflict of interest;

•

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; and

•

the purpose of the transaction and any potential benefits to the Company.

While the Audit Committee Charter mandates in writing that the Audit Committee approve all related party transactions, the Company currently does not have other written policies and procedures.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material”, or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. In addition, such information shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The Audit Committee received from Joseph Decosimo & Company, PLLC (“Decosimo”) written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors’ independence, and discussed this information with Decosimo. The Audit Committee also reviewed and discussed with management and with Decosimo the quality and adequacy of the Company’s internal controls. The Audit Committee also reviewed with Decosimo and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with Decosimo also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal years ended December 1, 2006 and November 30, 2007 and discussed the audited financial statements with management and with Decosimo. Based on all of the foregoing reviews and discussions with management and Decosimo, the Audit Committee recommended inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal years ended December 1, 2006 and November 30, 2007.

The Board has engaged Joseph Decosimo and Company, PLLC to serve as the Company’s auditors for fiscal 2007 and 2008. Representatives of Decosimo will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The foregoing report is submitted by the Audit Committee, whose members are Ronald J. Metz and Salvatore Geraci.

Audit and Non-Audit Fees

The following table presents fees billed to the Company for each of the fiscal years ended December 1, 2006 and November 30, 2007 for professional services rendered by the Company’s principal accountant for such services.

For fiscal 2007, $73,806 was paid in total to Decosimo for the financial audit and audit related fees. For fiscal 2006, $6,980 was paid to the Company’s previous independent auditors, Tauber & Balser, P.C., for review work required for the Company’s Form 10-KSB and Form SB-2s, since the reports included prior year information. The remaining fees, $74,767, were paid to Decosimo for a total cost of $81,747.

Type of Fees	2007	2006
Audit Fees (1)	$ 73,306	$ 70,542
Audit Related Fees (2)	500	9,730
Tax Fees (3)	—	1,475
All Other Fees (4)	—	—
Total	$ 73,806	$ 81,747

_____________

(1)

Audit fees consist of services rendered for the audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide.

(2)

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements or that are traditionally performed by the independent auditor.

(3)

Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)

All other fees are for services other than those in the previous categories such as permitted corporate finance assistance and permitted advisory services.

The Audit Committee’s pre-approval policies and procedures related to products and services provided by its principal accountants are set forth in the Company’s Audit Committee Charter. In fiscal years 2006 and 2007, the Audit Fees, Audit Related Fees, and Tax Fees were pre-approved by the Audit Committee and the Board.

DIRECTOR COMPENSATION

The Company’s non-employee directors are entitled to the payment of an annual cash retainer (payable on a quarterly basis) for serving on the Board. In fiscal 2007, the annual cash retainer was $5,000. Board members who are employees of the Company receive no additional compensation in excess of their management remuneration. One director, Mr. Cooke, receives an automobile allowance of $1,000 per month and a monthly stipend for additional management advisory services in the amount of $5,000 per month.

Fiscal 2007 Non-Employee Director Compensation Table

The table below sets forth information concerning the total compensation awarded to, earned by or paid to the Company’s non-employee directors during fiscal 2007. The table omits Mr. Budd since he is also a named executive officer and does not receive separate compensation for services as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Ronald J. Metz	$ 6,250	—	—	$ 6,250

Salvatore Geraci	$ 6,250	—	—	$ 6,250

Dan F. Cooke	$ 6,250	—	$ 82,593	$ 88,843

Charles W. Reed	—	—	—	—

(1)

Represents the amount of cash compensation earned by or paid to each non-employee director in fiscal 2007, including five payments of the quarterly board retainer. Mr. Reed did not become a director until November 8, 2007, and therefore did not receive any payments in fiscal 2007. While the $1,250 amount is usually paid on a quarterly basis, administrative timing resulted in an additional payment paid in November 2007, rather than December, which would have fallen in the next fiscal year.

(2)

No stock options were granted to non-employee directors in fiscal 2007.  The aggregate number of shares of Common Stock underlying options and warrants outstanding as of November 30, 2007 for each of the non-employee directors was as follows: Mr. Metz—165,000 shares; Mr. Geraci—90,000 shares; Mr. Cooke—287,500 shares; and Mr. Reed—1,087,500 shares.

(3)

Other compensation paid to Mr. Cooke included $10,000 for an automobile allowance and $60,000 for management advisory services. In addition, a life insurance policy, payable to the Company, and a medical insurance policy also resulted in aggregate premium payments by the Company of $12,593.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 19, 2007, the Company entered into a securities purchase agreement with Charles W. Reed, a director of the Company, pursuant to which the Company issued 2,173,913 shares of Common Stock and a warrant for the purchase of up to 1,087,500 shares of Common Stock for an aggregate offering price of $500,000 in cash. The warrant is exercisable, in whole or in part, for a period of seven years following the date of issuance and has an exercise price equal to (i) $0.35 per share for the first five years thereof and (ii) $0.50 per share for the remaining two years thereof. The exercise price and the number of shares issuable upon exercise of the warrant are subject to adjustment as provided in the warrant. Under the terms of the agreement, Mr. Reed has certain demand registration rights that may be exercised with respect to the shares of Common Stock issued under the agreement and issuable under the warrant.

On November 30, 2006, the Company entered into a subordinated loan agreement with Next Investors, LLC in the original principal amount of $500,000, which also represents the largest aggregate amount of principal outstanding during fiscal 2007, to replace an agreement originally executed on July 20, 2005. Members of Next Investors, LLC include Dan F. Cooke, a member of the Company’s Board of Directors, and Charles L. Thompson, who retired as an executive officer of the Company in March 2007. The interests of Mr. Cooke and Mr. Thompson in the loan transaction are $166,667 each. The purpose of this loan was to provide the Company with working capital to be repaid out of future cash flows. The loan has an interest rate of prime plus .25% and a maturity date of November 30, 2008. As of February 1, 2008, the Company had made principal payments in an aggregate amount of $200,000 and interest payments in an aggregate amount of $55,083 in respect of the loan.

As of November 28, 2006, the Company had a receivable from Creative Thinking, Inc. (“Creative”) in the amount of $360,000, which was satisfied on February 27, 2007 by the delivery of 600,000 shares of Common Stock pursuant to the terms of a purchase agreement between the Company and Creative. The president of Creative was William B. Hensley III, who was also the general partner of The William B. III & Cindy S. Hensley Family Limited Partnership, a beneficial owner of more than 5% of the shares of Common Stock.

Each of the foregoing transactions was approved by the Company’s Audit Committee in accordance with the provisions of the Audit Committee Charter and substantially in the manner set forth in the section entitled “Policies and Procedures for the Approval of Related Person Transactions” in this proxy statement.

OTHER MATTERS

Communications with Directors

Stockholders are encouraged to communicate with directors either in person or in writing at any time. Communications are not screened and written communications are passed on to the Board for its review and consideration. Written communications should be sent to the Company at 7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421.

Section 16(a) Beneficial Ownership Reporting Compliance

Under federal securities laws, the Company’s directors, executive officers and holders of 10% or more of shares of Common Stock are required to report, within specified due dates, their initial ownership of the Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year, with the exception of the following late filings:  (i) Richard A. Talbert, Jr. filed one late report on Form 3 on May 8, 2007, in which he reported that he first became a reporting person on December 16, 2006, and one late report on Form 4 filed on May 8, 2007, in which he reported the purchase on April 30, 2007 of 10,000 shares of Common Stock, (ii) Ross Litz filed one late report on Form 3 on May 8, 2007, in which he reported that he first became a reporting person on May 1, 2006, and one late report on Form 4 filed on May 8, 2007, in which he reported the purchases on July 14, 2006 and April 17, 2007 of 3,300 and 900 shares of Common Stock, respectively, (iii) Ralph Joseph Ferragina filed one late report on Form 3 on May 8, 2007, in which he reported that he first became a reporting person on May 1, 2006, (iv) Charles W. Reed filed one late report on Form 4 on November 26, 2007, in which he reported the purchase on November 19, 2007 of 2,173,913 shares of Common Stock and warrants for the purchase of up to 1,087,500 shares of Common Stock, and (v) Robert M. Budd filed one late report on Form 3/A, in which he reported that he owned, and inadvertently omitted from the original Form 3 filed on November 16, 2005, 2,500 shares of Common Stock when he first became a reporting person.

Stockholder Proposals for the 2009 Annual Meeting

Under SEC rules, proposals from the Company’s eligible stockholders for presentation for action at the 2009 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than October 18, 2008 in order to be considered for inclusion in the proxy statement and proxy for that Annual Meeting.

Under the Company’s bylaws, and as SEC rules permit, stockholders must follow certain procedures to nominate a person for election as a director or to introduce an item of business at an annual meeting. Under these procedures, stockholders must submit the proposed item of business by delivering a notice to the Secretary of the Company at the Company’s principal executive offices. Normally, the Company must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Assuming that the Annual Meeting is held on schedule, the Company must receive notice pertaining to the 2009 Annual Meeting of Stockholders no later than December 20, 2008. However, if the Company holds the annual meeting on a date that is not within 45 days before or after such anniversary date, the Company must receive the notice no later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. A notice of a proposed nomination must include certain information about the stockholder and nominee. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the stockholder in the business, and certain other information about the stockholder.

Available Information

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. This information is available on the Internet at the SEC’s website at  MACROBUTTON HtmlResAnchor www.sec.gov. Stockholders may also read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Stockholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K is being mailed with this proxy statement to each stockholder of record and is incorporated herein by reference in its entirety.

EXHIBIT A

NEXT, INC.

COMPENSATION COMMITTEE CHARTER

Adopted:  March 4, 2003

The Compensation Committee has overall responsibility with respect to designing, approving, and evaluating compensation plans, policies, and programs of the Corporation.  The Committee shall be responsible for determining the Corporation’s policy with respect to the application of Section 162(m) of the Internal Revenue Code of 1986, as amended, and when compensation may be paid by the Corporation which is not deductible for Federal income tax purposes.

The committee should develop a compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders and vigilantly monitor the results of such policy to assure that the compensation payable to the Corporation’s executives provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to shareholders, particularly when compared to the returns received by the shareholders of the Corporation’s principal competitors.

The committee shall have the authority to delegate responsibility for the day-to-day management of executive compensation payable to the officers of the Corporation.

Organization

The Corporation’s Board of Directors shall select two or more of its members, neither of whom shall be an employee, to serve as members of the Committee.  Each member shall serve at the pleasure of the Board of Directors and for such term or terms s the Board shall determine.

Meetings

The Committee will meet once a year, but more frequently if necessary, to carry out the functions and responsibilities of the Committee.  The agenda for each meeting will be prepared by the Secretary of the Committee and, whichever reasonable practicable, circulated to each member prior to the meeting date.

Specific Responsibilities:

•

Make decisions or develop recommendations for the Board of Directors with respect to the compensation, of all forms and types, of all officers and other key executives.

•

Review and approve, for each and every executive officer of the Corporation:

(i)

the annual base salary level,

(ii)

the annual inventive opportunity level,

(iii)

long-term inventive opportunity level,

(iv)

employment agreements, severance arrangements, and change in control provision agreements, in each case as, when, and if appropriate,

(v)

grants, terms and other aspects of options and other equity-based incentives, and

(vi)

any special or supplemental benefits.

Procedural Matters

One or more members will constitute a quorum.  One member present at any meeting at which a quorum is present may act on behalf of the Committee.  The committee will meet at such times as shall be determined by its Chairperson, or upon the request of any of its members.  The Chairperson will preside, when present, at all meetings of the Committee.  The Committee will keep a record of its meetings and report on them to the Board.  The Committee may meet by telephone or video conference and may take action by written consent.

EXHIBIT B

NEXT, INC.

AUDIT COMMITTEE CHARTER

Adopted:  March 4, 2003

1.  Purpose

(a) General.  The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board of Directors” or the “Board”) of Next, Inc. (the “Company”).  The purpose of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the adequacy of the Company’s systems of internal controls, and (iii) the independence and performance of the Company’s independent accountants.

(b) Scope.  The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.  The Committee’s scope of responsibility spans all divisions and subsidiaries of the Company and encompasses all business operations and activities engaged in by the Company.

2.  Audit Committee Member Independence.

(a) Committee Composition.  The Audit Committee shall be comprised of not less than two members, appointed by the Board, each of whom will be:

(i) independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the National Association of Securities Dealers, Inc. (“NASD”); and

(ii) barred from accepting any consulting, advisory, or other compensatory fee from the Company or affiliate of the Company, other than in the member’s capacity as a member of the Board of Directors and any Board committee.

(b) Tenure.  Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

(c) Qualification.

(i) All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

(ii) At least one member of the Committee shall be a “financial expert,” which is a person who:

(A)

has an understanding of generally accepted accounting principles (“GAAP”) and financial statements;

(B)

has the ability to assess the general application of such principles in connection with the accounting estimates for estimates, accruals, and reserves;

(C)

has experience preparing, auditing, analyzing or evaluation financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(D)

had an understanding of internal controls and procedures for financial reporting;

(E)

has an understanding of audit committee functions; and

(F)

otherwise meets the qualifications of a “financial expert” as set forth in rules and regulations of the Securities and Exchange Commission (“SEC”) and the NASD.

(iii)  The financial expert must have acquired the attributes set forth in subsection (ii) above through any one or more of the following:

(A)

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involved the performeance of similar functions;

(B)

experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(C)

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(D)

other relevant experience.

3.  Responsibilities and Duties.  To fulfill its responsibilities and duties, the Committee shall:

(a)  Audit Committee Charter.  Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board.

(b)    Accounting Policies.  Review the significant accounting principles, policies, and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with GAAP.

(c)  Other Policies.  Review the financial, investment and risk management policies followed by the Company in operating its business activities.

(d)  Company Filings.  Review the Company’s annual audited financial statements, quarterly financial statements, related disclosures, including the management discussion and analysis portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (i) the quality as well as acceptability of the accounting principles applied in the financial statements, and (ii) new or changes accounting policies; significant estimates, judgments, uncertainties or unusual transactions’ and accounting policies relating to significant financial statement items.

(e)  Internal Controls.  The Committee shall evaluate and report to the Board regarding the adequacy of the Company’s internal and disclosure controls.  In particular, the Committee shall:

(i) Evaluate whether management sets the appropriate tone concerning controls and safeguarding of Company assets.

(ii) Ensure that the independent accountants are aware that the Committee is to be informed of all control problems identified.

(iii) Review, at least annually, the then current and future programs of the Company’s internal audit department, including the procedures for assuring implementation of accepted recommendations made by the auditors, and review the significant matters contained in the internal audit department reports.

(iv)  Review any changes in the planned scope of the internal audit plan.

(v)  Review with the Company’s legal counsel all matters that may have a material impact on the financial statements.

(vi) Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.

(vii) Receive periodic updates from management, legal counsel and the independent accountants concerning financial compliance with laws and regulations.

(viii) Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls, including the budget and staffing.

(f) Relationship with Independent Accountants.  The Committee shall:

(i) Interview, evaluate, and select, replace, or nominate for reappointment the Company’s independent accountants.

(ii) Ensure receipt from independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1.

(iii)  Actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants in fact or appearance.

(iv)  Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

(v)  Review the scope and plan for the internal and independent audits with the independent accountants.

(vi)  Pre-approve all permitted non-audit services to be provided to the Company by the independent accountants, except for certain de minimus services as defined in the Sarbanes-Oxley Act of 2002.

(vii)  Be responsible for the oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting).  The independent accountants shall report directly to the Committee.

(g)  Financial Information Review.  For each of the first three fiscal quarters and at year end, at a committee meeting review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

(h)  Financial Statements.  Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied with the independent accountants re reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act.

(i)  Review.  Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encounter during the course of the audit.

(j)   Advisors.  Engage and determine funding for such independent professional advisors and counsel as the Committee determines are appropriate to carry out its functions hereunder.

(k)  Reports to the Board.  Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

(l)  Compliance.  Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

(m)  Transactions.  Approve all transactions between the Company and related parties, as defined by applicable SEC and NASD rules and regulations.

(n)  Procedures.  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(4) Audit Committee Meetings.

(a)  Meetings.  The Committee will meet on a regular basis at least four times each year.  Any member of the Committee may call special meetings as the circumstances may require.  The timing of the meetings shall be determined by the Committee.  However, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.  At each regular meeting the Committee will meet separately with representative of the independent accountants and management.

(b) Quorum.  At all Audit Committee meetings a majority of the total number of members shall constitute a quorum.  A majority of the members of the Committee shall be empowered to act on behalf of the Committee.

(c)  Other Duties.  The Committee shall also:

(i)  maintain minutes or other records of meetings and activities of the Audit Committee;

(ii) issue a report on the annual financial statements of the Company, which shall be included in the Company’s proxy statement, which shall include:

(A)  disclosure that the Committee has reviewed and discussed the audited financial statements with management and discussed the matters required by the Statements on Auditing Standards 61 with the Company’s independent auditors; and

(B)  whether the Committee has reviewed the written disclosures and the letters from the independent auditors required by Independence Standards Board No. 1 and has discussed independence issues with the auditors;

(iii)  perform an evaluation at least annually to determine whether the Committee is functioning effectively; and

(iv)  have the authority to investigate and perform any other activities considered necessary, desirable or helpful to achieve the previously stated objectives and fulfill its responsibilities to the Board of Directors in the accomplishment of the Company’s mission and goals.

5.  Audit Committee Resources.  The Committee has access to, and the assistance of, the Company’s personnel, including without limitation, internal auditors, independent auditors and all records of the Company.  The Committee at its discretion may conduct private sessions with individual parties and experts to be advised if there are any areas that require its special attention.  The Committee may, if the circumstances require, retain independent counsel or other professional advisors to assist in carrying out its responsibilities.

6.  Definitions.

(a)  “affiliate” of, or a person “affiliated” with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; provided, however, that a person who is not an executive officer, director or ten percent stockholder of an issuer is not an affiliated person.

(b)  “control” means the possession, direct or indirect, or the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.